SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549


                            FORM 8-K


                     Current Report Pursuant
                 to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                   July 27, 1994 (June 27, 1994)
Date of report (Date of earliest event reported)

                     MORRISON RESTAURANTS INC.
     (Exact Name of Registrant as Specified in Its Charter)

                             DELAWARE
         (State or Other Jurisdiction of Incorporation)

          1-12454                           63-0475239
  (Commission File Number)               (I.R.S. Employer
                                        Identification No.)

            4721 Morrison Drive
            P.O.Box 160266
            Mobile, Alabama                            36625
  (Address of Principal Executive Offices)          (Zip Code)

                         (205) 344-3000
                 (Registrant's Telephone Number)


  (Former Name or Former Address, if Changed Since Last Report)
















                             Page 1

Item 5.   Other Events

     On June 27, 1994, the Registrant entered into a definitive agreement to sell certain education, business and industry (B&I) contracts and assets of its contract food-service business to Gardner Merchant Food Services, Inc. a wholly owned subsidiary of Gardner Merchant Ltd. for a cash payment of $100 million. The Registrant will close the remaining B&I accounts. The pre-tax gain on the sale of the B&I accounts and the discontinuance of the remaining accounts is expected to be approximately $35 million. The sale is expected to be completed before the end of the Registrant's first quarter of fiscal year 1995.

     The planned sale of B&I is part of the Registrant's strategy to invest in high growth businesses that have or can attain a dominant market position in their respective categories.
Proceeds from the sale will be used to fund accelerated growth and for previously authorized share repurchases.

                                2
Item 7(b).     Financial Statements, Pro Forma Financial
               Information and Exhibits

     (b)  Pro Forma Financial Information:

                    MORRISON RESTAURANTS INC.
                 PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is presented in order to illustrate the estimated effects of the proposed sale of certain education, business and industry (B&I) accounts to Gardner Merchant Food Services, Inc. and the closure of the remaining B&I accounts.

The pro forma financial statements for the Registrant assume for statement of income purposes that the education, business and industry transactions were consummated as of the first day of the periods reported and assume for balance sheet purposes that the transactions were consummated on March 5, 1994, the last day of the period reported.

The pro forma financial information is presented for information purposes only and is not necessarily indicative of the Registrant's results of operations or financial position in the future or of what the Registrant's results of operations or financial position would have been had the transactions been consummated on or as of the dates referred to above. The pro forma financial information should be read in conjunction with the consolidated financial statements of the Registrant and the notes thereto included in the Registrant's Fiscal 1993 Form 10-K.

    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC.
    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
    (In thousands)
    (Unaudited)
                                                           March 5, 1994
                                                           (i)       (ii)
                                                                   Pro Forma     Pro Forma
                                             Historical     B&I    Adjustments    Results

    ASSETS

    CURRENT ASSETS:
    Cash and short-term investments......... $ 18,919  ($ 2,228)                  $16,691
    Receivables - Accounts and Notes (net)..   37,188   (14,505)                   22,683
    Inventories.............................   17,010    (4,895)                   12,115
    Prepaid expenses and other
      current assets........................   23,634    (3,961)                   19,673
    Total current assets....................   96,751   (25,589)                   71,162

    PROPERTY AND EQUIPMENT - at cost........  491,878   (28,274)                  463,604
    Less accumulated depreciation
      and amortization......................  233,849   (13,316)                  220,533
                                              258,029   (14,958)                  243,071

    OTHER INVESTMENTS.......................    8,450       (72)                    8,378

    COST IN EXCESS OF NET ASSETS ACQUIRED...   22,772    (6,911)                   15,861

    OTHER ASSETS............................   44,912    (9,639)                   35,273

    TOTAL ASSETS............................ $430,914  ($57,169)                 $373,745

               See page 8 for a description of balance sheet pro forma adjustments.

                     See Notes to Pro Forma Consolidated Financial Statements.

                                                    4


    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC.
    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
    (In thousands)
    (Unaudited)
                                                           March 5, 1994
                                                          (i)        (ii)
                                                                   Pro Forma     Pro Forma
                                           Historical     B&I     Adjustments     Results

    LIABILITIES & STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
    Accounts and notes payable..............  $40,930   ($8,711)                  $32,219
    Other current liabilities...............   73,263   (19,179)                   54,084
    Total Current Liabilities...............  114,193   (27,890)                   86,303

    LONG-TERM DEBT..........................    9,008         0                     9,008

    OTHER DEFERRED LIABILITIES..............   75,795    (5,655)                   70,140

    STOCKHOLDERS' EQUITY:
    Common Stock, $.01 par value
    (authorized:  50,000 shares;
     issued: 03/05/94 - 43,644 shares)......      436         0                       436
    Capital in excess of par value..........   78,093         0                    78,093
    Retained earnings.......................  238,776   (23,624)                  215,152
                                              317,305   (23,624)                  293,681
    Less common stock held in treasury - at cost
    (7,562 shares @ 03/05/94)...............   85,387         0                    85,387
                                              231,918   (23,624)                  208,294

    TOTAL LIABILITIES & STOCKHOLDERS' EQUITY $430,914  ($57,169)                 $373,745


               See page 8 for a description of balance sheet pro forma adjustments.

                     See Notes to Pro Forma Consolidated Financial Statements.
                                                    5


    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC.
    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
    (In thousands)
    (Unaudited)

                                             For the Thirty-Nine Weeks Ended March 5, 1994
                                                            (i)       (ii)
                                                                    Pro Forma     Pro Forma
                                             Historical     B&I     Adjustments     Results
    SALES...................................  $902,469  $(186,536)                 $715,933

    COST AND EXPENSES:
       Cost of Merchandise..................   281,437    (69,286)                  212,151
       Payroll and related costs............   325,881    (70,831)                  255,050
       Other operating costs................   157,204    (28,305)                  128,899
       Selling, general and administrative..    55,956    (10,142)                   45,814
       Depreciation.........................    29,208     (2,350)                   26,858
       Interest expense net of interest
         income.............................       283          0                       283
                                               849,969   (180,914)                  669,055
    Income Before Provision for Income
        Taxes and Cumulative Effect
        of Accounting Changes...............    52,500     (5,622)                   46,878

    Provision for Federal and State
        Income Taxes........................    20,053     (2,231)                   17,822


    Net Income..............................  $ 32,447  $  (3,391)                 $ 29,056

    Earnings Per Common and Common
     Equivalent Share:
       Primary..............................     $0.87     ($0.09)                    $0.78
       Fully Diluted........................     $0.87     ($0.09)                    $0.78

    Weighted average shares used in
       earnings per common and common
       equivalent shares computation:
       Primary..............................    37,481     37,481                    37,481
       Fully Diluted........................    37,510     37,510                    37,510

           See page 8 for a description of Statement of Income Pro Forma Adjustments.

                 See Notes to Pro Forma Consolidated Financial Statements.

                                       6


    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC. AND SUBSIDIARIES
    PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
    (In thousands)
    (Unaudited)
                                             For the Fifty-Two Weeks Ended June 5, 1993
                                                           (i)     (ii)
                                                                  Pro Forma    Pro Forma
                                             Historical    B&I    Adjustments    Results

    REVENUES:
       Net Sales and Operating Revenues.... $1,098,268 $(221,033)               $877,235
       Other Revenues......................      1,577    (1,369)                    208
                                             1,099,845  (222,402)                877,443


    OPERATING COSTS AND EXPENSES:
       Cost of merchandise.................    352,043   (83,126)                268,917
       Payroll and related costs...........    398,077   (85,919)                312,158
       Other...............................    191,846   (31,744)                160,102
       Selling, general and administrative.     61,229   (11,829)                 49,400
       Depreciation and amortization.......     35,449    (2,871)                 32,578
       Interest expense net of interest
        income totaling $1,822.............        317         0                     317
                                             1,038,961  (215,489)                823,472

    Income Before Provision for Income
       Taxes and Cumulative Effect
       of Accounting Changes...............     60,884    (6,913)                 53,971

    Provision for Federal and State
       Income Taxes........................     22,725    (2,686)                 20,039

    Income Before Cumulative Effect
       of Accounting Changes............... $   38,159 $  (4,227)               $ 33,932

    Earnings Per Common and Common
       Equivalent Share Before Cumulative
       Effect of Accounting Changes:
       Primary.............................      $1.01    ($0.11)                  $0.90
       Fully Diluted.......................      $1.01    ($0.11)                  $0.90

    Weighted average shares used in
      earnings per common and common
      equivalent shares computation:
       Primary.............................     38,078    38,078                  38,078
       Fully Diluted.......................     38,151    38,151                  38,151


          See page 8 for a description of Statement of Income Pro Forma Adjustments.

                   See Notes to Pro Forma Consolidated Financial Statements.

                                       7

    ITEM 7(b)  -  CONTINUED

                    MORRISON RESTAURANTS INC.

Pro Forma Adjustments

     The pro forma adjustments give effect to the items described below:

(i) Adjustments reflect the removal of education, business and industry (B&I) net assets and net income.


(ii) The following items are not included in the proforma adjustments due to their non-recurring nature or uncertain amounts:

* Net gain on sale and discontinuance of B&I contract and assets of approximately $21.3 million ($35 million pre-tax) which includes certain expenses incurred in relation to the divestiture of B&I.

ITEM 7(c)      Exhibits

     The following are annexed hereto as an Exhibit to this Report.

          Asset Purchase Agreement by and Among Morrison
          Restaurants Inc. ("seller") and Gardner Merchant Food
          Services, Inc. ("purchaser") and the related exhibits to such agreement.

The Index to Exhibits to this Report is incorporated herein by reference.

Schedules to these exhibits have been omitted pursuant to Item
601(b)(2) of Regulation S-K. The Registrant, hereby, undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MORRISON RESTAURANTS INC.
                                        (Registrant)


   07/27/94                    /s/ J. Russell Mothershed
    DATE                       J. RUSSELL MOTHERSHED
                               Senior Vice President, Finance
                               (Senior Vice President and
                                Principal Accounting Officer)



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